Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Resideo Technologies, Inc. (the Company) on Form 10-Q for the period ended July 4, 2026 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Surran, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Thomas Surran
Thomas Surran
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)